Exhibit 10.3
AMENDMENT NO. 3
TO THE NACCO MATERIALS HANDLING GROUP, INC.
LONG-TERM INCENTIVE COMPENSATION PLAN
FOR THE PERIOD FROM JANUARY 1, 2000 THROUGH DECEMBER 31, 2007
(As Amended and Restated as of December 31, 2007)
     NACCO Materials Handling Group, Inc. hereby adopts this Amendment No. 3 to the NACCO Materials Handling Group, Inc. Long-Term Incentive Compensation Plan For the Period from January 1, 2000 through December 31, 2007 (As Amended and Restated as of December 31, 2007) (the “Plan”), to be effective as of February 10, 2010. Words used herein with initial capital letters which are defined in the Plan are used herein as so defined.
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     Section 13 of the Plan is hereby amended by adding the following new Subsection (d) to the end thereof, to read as follows:
     “(d) Notwithstanding the foregoing, or any other provision of the Plan to the contrary, NACCO Industries, Inc. shall be responsible for the payment of the amounts credited to the 2007 Sub-Accounts of all Participants other than Non-U.S. Participants (including interest) that are due to be paid during the period from January 1, 2010 and March 30, 2010. In furtherance thereof, but without limiting the foregoing, NACCO Industries, Inc. shall not be responsible for the payment of any other amount under the Plan.”
EXECUTED this 9th day of February, 2010.

NACCO MATERIALS HANDLING GROUP, INC.
By:	/s/ Charles A. Bittenbender
Charles A. Bittenbender
	Title:	Vice President, General Counsel and Secretary

NACCO Industries, Inc. agrees to the terms of this Amendment No. 3.
EXECUTED this 9th day of February, 2010.

NACCO INDUSTRIES, INC.
By:	/s/ Charles A. Bittenbender
Charles A. Bittenbender
	Title:	Vice President, General Counsel and Secretary

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